PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EDT

ENTEGRIS REPORTS RESULTS FOR FIRST QUARTER OF 2021

•First-quarter revenue of $513 million, increased 24% from prior year
•First-quarter GAAP diluted EPS of $0.62, increased 38%
•First-quarter Non-GAAP diluted EPS of $0.70, increased 27%

BILLERICA, Mass., April 27, 2021 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s first quarter ended April 3, 2021.
First-quarter sales were $512.8 million, an increase of 24% from the same quarter last year. First-quarter GAAP net income was $84.7 million, or $0.62 per diluted share, which included $11.9 million of amortization of intangible assets and $2.0 million of integration costs. Non-GAAP net income was $95.5 million for the first-quarter and non-GAAP earnings per diluted share was $0.70.
Bertrand Loy, Entegris’ president and chief executive officer, said: “First quarter revenue growth was primarily driven by accelerating industry conditions and strong demand for our leading-edge solutions, especially in liquid filtration, advanced deposition materials and specialty coatings. We also continued to have strong demand for our Aramus high purity bags, which are used for the distribution and storage of the Covid-19 vaccine and other biologics.”
Mr. Loy added: “The semiconductor market looks very healthy across all customer segments, bolstered by a robust global GDP outlook and strong overall chip demand, driven by accelerated digitalization, 5G and high-performance computing. In addition, more wafers are being produced at the more advanced nodes where we enjoy greater Entegris content per wafer. Consequently, our outlook for the full year 2021 has improved significantly, and our teams are intensely focused on meeting the record level of demand for our products.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	April 03, 2021	March 28, 2020	December 31, 2020
Net sales	$512,844	$412,327	$517,594
Operating income	$113,978	$80,744	$113,228
Operating margin - as a % of net sales	22.2%	19.6%	21.9%
Net income	$84,676	$61,006	$86,624
Diluted earnings per common share	$0.62	$0.45	$0.63
Non-GAAP Results
Non-GAAP adjusted operating income	$128,036	$99,638	$126,945
Non-GAAP adjusted operating margin - as a % of net sales	25.0%	24.2%	24.5%
Non-GAAP net income	$95,513	$75,571	$97,123
Diluted non-GAAP earnings per common share	$0.70	$0.55	$0.71

Second-Quarter Outlook
For the second quarter ending July 3, 2021, the Company expects sales of $530 million to $545 million, net income of $77 million to $84 million and diluted earnings per common share between $0.56 and $0.61. On a non-GAAP basis, the company expects diluted earnings per common share to range from $0.77 to $0.82, reflecting net income on a non-GAAP basis in the range of $106 million to $113 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC offers solutions to filter and purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries, wafers, and other substrates for a broad set of applications in the semiconductor industry, life sciences and other high-technology industries.

First-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the first quarter on Tuesday, April 27, 2021, at 9:00 a.m. Eastern Time. Participants should dial 800-437-2398 or +1 323-289-6576, referencing confirmation code 3813181. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 3813181.

The call can also be accessed live and on-demand from the Entegris website. Go to
https://investor.entegris.com/events-and-presentations and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the first quarter, which may be referred to during the call, will be posted on the Investor Relations section of www.entegris.com Tuesday morning before the call.

Entegris, Inc. - page 2 of 13

About Entegris
Entegris is a world-class supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, adjusted gross profit, adjusted segment profit, adjusted operating income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP gross profit to adjusted gross profit, GAAP segment profit to adjusted operating income, GAAP net income to adjusted operating income and adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP net income and diluted non-GAAP earnings per common share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s
Entegris, Inc. - page 3 of 13

filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on February 5, 2021, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. - page 4 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	April 3, 2021	March 28, 2020	December 31, 2020
Net sales	$512,844	$412,327	$517,594
Cost of sales	277,858	226,849	286,722
Gross profit	234,986	185,478	230,872
Selling, general and administrative expenses	71,389	58,891	68,170
Engineering, research and development expenses	37,748	29,632	37,558
Amortization of intangible assets	11,871	16,211	11,916
Operating income	113,978	80,744	113,228
Interest expense, net	11,581	10,238	12,133
Other expense (income), net	4,330	878	(5,305)
Income before income tax expense	98,067	69,628	106,400
Income tax expense	13,391	8,622	19,776
Net income	$84,676	$61,006	$86,624

Basic earnings per common share:	$0.63	$0.45	$0.64
Diluted earnings per common share:	$0.62	$0.45	$0.63

Weighted average shares outstanding:
Basic	135,068	134,745	134,945
Diluted	136,502	136,369	136,438

Entegris, Inc. - page 5 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	April 3, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$548,520	$580,893
Trade accounts and notes receivable, net	282,649	264,392
Inventories, net	358,819	323,944
Deferred tax charges and refundable income taxes	20,227	21,136
Other current assets	34,391	43,892
Total current assets	1,244,606	1,234,257
Property, plant and equipment, net	542,605	525,367
Other assets:
Right-of-use assets	48,057	45,924
Goodwill	747,518	748,037
Intangible assets, net	325,454	337,632
Deferred tax assets and other noncurrent tax assets	14,684	14,519
Other	10,615	11,960
Total assets	$2,933,539	$2,917,696
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$93,045	$81,618
Accrued liabilities	131,535	177,012
Income tax payable	41,691	43,996
Total current liabilities	266,271	302,626
Long-term debt, excluding current maturities	1,086,186	1,085,783
Long-term lease liability	42,953	39,730
Other liabilities	109,796	110,063
Shareholders’ equity	1,428,333	1,379,494
Total liabilities and equity	$2,933,539	$2,917,696

Entegris, Inc. - page 6 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	April 3, 2021	March 28, 2020
Operating activities:
Net income	$84,676	$61,006
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	22,095	20,648
Amortization	11,871	16,211
Stock-based compensation expense	7,138	4,994
Other	8,166	5,563
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(21,564)	(43,995)
Inventories	(39,337)	(18,205)
Accounts payable and accrued liabilities	(28,591)	(38,020)
Income taxes payable, refundable income taxes and noncurrent taxes payable	(3,588)	(225)
Other	12,249	3,426
Net cash provided by operating activities	53,115	11,403
Investing activities:
Acquisition of property and equipment	(43,330)	(22,585)
Acquisition of business, net of cash acquired	—	(75,630)
Other	72	5
Net cash used in investing activities	(43,258)	(98,210)
Financing activities:
Proceeds from short-term borrowings and long-term debt	—	217,000
Payments of short-term borrowings and long-term debt	—	(75,000)
Payments for dividends	(10,908)	(10,847)
Issuance of common stock	1,572	551
Taxes paid related to net share settlement of equity awards	(15,038)	(11,440)
Repurchase and retirement of common stock	(15,000)	(29,564)
Deferred acquisition payments	—	(16,125)
Other	(1)	(2,890)
Net cash (used in) provided by financing activities	(39,375)	71,685
Effect of exchange rate changes on cash and cash equivalents	(2,855)	(1,712)
Decrease in cash and cash equivalents	(32,373)	(16,834)
Cash and cash equivalents at beginning of period	580,893	351,911
Cash and cash equivalents at end of period	$548,520	$335,077

Entegris, Inc. - page 7 of 13

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended
Net sales	April 3, 2021	March 28, 2020	December 31, 2020
Specialty Chemicals and Engineered Materials	$166,541	$144,214	$168,625
Microcontamination Control	207,099	159,261	205,626
Advanced Materials Handling	148,541	116,137	151,741
Inter-segment elimination	(9,337)	(7,285)	(8,398)
Total net sales	$512,844	$412,327	$517,594

	Three months ended
Segment profit	April 3, 2021	March 28, 2020	December 31, 2020
Specialty Chemicals and Engineered Materials	$34,556	$32,670	$29,761
Microcontamination Control	70,566	50,167	71,691
Advanced Materials Handling	32,095	20,632	34,321
Total segment profit	137,217	103,469	135,773
Amortization of intangibles	11,871	16,211	11,916
Unallocated expenses	11,368	6,514	10,629
Total operating income	$113,978	$80,744	$113,228

Entegris, Inc. - page 8 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended
	April 3, 2021	March 28, 2020	December 31, 2020
Net sales	$512,844	$412,327	$517,594
Gross profit-GAAP	$234,986	$185,478	$230,872
Adjustments to gross profit:
Charge for fair value mark-up of acquired inventory sold	—	361	—
Adjusted gross profit	$234,986	$185,839	$230,872

Gross margin - as a % of net sales	45.8%	45.0%	44.6%
Adjusted gross margin - as a % of net sales	45.8%	45.1%	44.6%

Entegris, Inc. - page 9 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended
Segment profit-GAAP	April 3, 2021	March 28, 2020	December 31, 2020
Specialty Chemicals and Engineered Materials (SCEM)	$34,556	$32,670	$29,761
Microcontamination Control (MC)	70,566	50,167	71,691
Advanced Materials Handling (AMH)	32,095	20,632	34,321
Total segment profit	137,217	103,469	135,773
Amortization of intangible assets	11,871	16,211	11,916
Unallocated expenses	11,368	6,514	10,629
Total operating income	$113,978	$80,744	$113,228

	Three months ended
Adjusted segment profit	April 3, 2021	March 28, 2020	December 31, 2020
SCEM segment profit	$34,556	$32,670	$29,761
Severance and restructuring costs	47	174	155
Charge for fair value write-up of acquired inventory sold	—	235	—
SCEM adjusted segment profit	$34,603	$33,079	$29,916

MC segment profit	$70,566	$50,167	$71,691
Severance and restructuring costs	51	190	167
Charge for fair value write-up of acquired inventory sold	—	126	—
MC adjusted segment profit	$70,617	$50,483	$71,858

AMH segment profit	$32,095	$20,632	$34,321
Severance and restructuring costs	37	135	121
AMH adjusted segment profit	$32,132	$20,767	$34,442

Unallocated general and administrative expenses	$11,368	$6,514	$10,629
Unallocated deal and integration costs	(2,044)	(1,479)	(1,300)
Unallocated severance and restructuring costs	(8)	(344)	(58)
Adjusted unallocated general and administrative expenses	$9,316	$4,691	$9,271

Total adjusted segment profit	$137,352	$104,329	$136,216
Adjusted amortization of intangible assets	—	—	—
Adjusted unallocated general and administrative expenses	9,316	4,691	9,271
Total adjusted operating income	$128,036	$99,638	$126,945

Entegris, Inc. - page 10 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended
	April 3, 2021	March 28, 2020	December 31, 2020
Net sales	$512,844	$412,327	$517,594
Net income	$84,676	$61,006	$86,624
Net income - as a % of net sales	16.5%	14.8%	16.7%
Adjustments to net income:
Income tax expense	13,391	8,622	19,776
Interest expense, net	11,581	10,238	12,133
Other expense (income), net	4,330	878	(5,305)
GAAP - Operating income	113,978	80,744	113,228
Operating margin - as a % of net sales	22.2%	19.6%	21.9%
Charge for fair value write-up of acquired inventory sold	—	361	—
Deal and transaction costs	—	1,431	—
Integration costs	2,044	48	1,300
Severance and restructuring costs	143	843	501
Amortization of intangible assets	11,871	16,211	11,916
Adjusted operating income	128,036	99,638	126,945
Adjusted operating margin - as a % of net sales	25.0%	24.2%	24.5%
Depreciation	22,095	20,648	21,366
Adjusted EBITDA	$150,131	$120,286	$148,311
Adjusted EBITDA - as a % of net sales	29.3%	29.2%	28.7%

Entegris, Inc. - page 11 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)
(Unaudited)

	Three months ended
	April 3, 2021	March 28, 2020	December 31, 2020
GAAP net income	$84,676	$61,006	$86,624
Adjustments to net income:
Charge for fair value write-up of inventory acquired	—	361	—
Deal and transaction costs	—	1,431	—
Integration costs	2,044	48	1,300
Severance and restructuring costs	143	843	501
Amortization of intangible assets	11,871	16,211	11,916
Tax effect of adjustments to net income and discrete items[1]	(3,221)	(4,329)	(3,218)
Non-GAAP net income	$95,513	$75,571	$97,123

Diluted earnings per common share	$0.62	$0.45	$0.63
Effect of adjustments to net income	$0.08	$0.11	$0.08
Diluted non-GAAP earnings per common share	$0.70	$0.55	$0.71
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.
Entegris, Inc. - page 12 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Second-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	July 3, 2021
GAAP net income	$77 - $84
Adjustments to net income:
Restructuring and integration costs	2
Amortization of intangible assets	12
Loss on extinguishment of debt	23
Income tax effect	(8)
Non-GAAP net income	$106 - $113

Second-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	July 3, 2021
Diluted earnings per common share	$0.56 - $0.61
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.01
Amortization of intangible assets	0.09
Loss on extinguishment of debt	0.17
Income tax effect	(0.06)
Diluted non-GAAP earnings per common share	$0.77 - $0.82

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